Loan Contract of RMB of the Construction Bank of China





Type of loan: Circulating Capital for Industry
Code of the contract:


Borrower: Shenyang Haitong House Properties Development Co.,Ltd
Address:386,Qingnian street, Heping District
Tel: 23180318
Legal representative: Li Shouzheng
Banking institution and the account number:Construction Bank, Nanhu
Subbranch
Fax: 23180944
Post Code: 110003




Lender: The Construction Bank of China, Nanhu Subbranch
Address: 185, Minzhu Road, Heping District
Tel: 23873417
Legal representative: Chen Fengbin
Fax:
Post Code:

Borrower (hereinafter is referred to as Party A): Shenyang Haitong House Properties Development Co.Ltd. Lender (hereafter is referred to as Party B): The Construction Bank of China, Nanhu Subbranch

Party A applies a loan to Party B, while Party B examines and agrees to grant the loan according to Bank loan regulations.. In accordance with relevant laws and regulations, the contract hereunder is concluded b the two parties to define rights and obligations of each party upon negotiated consultation.

Article 1:Amount of loan. Party A borrows from Party B RMB(in words): one million seven hundred thousand yuan.

Article 2:Purpose of loan
Party A will use the loan to purchase architectural decorating materials.

Article 3: Life of loan
The life of loan from December 9th ,1999 to December 8th , 2000.

Article 4: Interest rate and interest of loan
The interest of loan shall be calculated monthly at 5.3625%, and be settled monthly.

The interest of loan shall be calculated since the date when the loan is deposited at the account of Party A. During the period of vitality of the contract, the interest adjustment shall be conducted according to stipulations of the Peoples Bank.

Article 5: Plan of utilizing the loan
The plan of repaying the loan of Party A 1.7 million yuan in Decem.1999.

Article 6:Plan of repaying the loan
The plan of repaying the loan of Party A 1.7million yuan in Decem.2000.

In case Party A repays the loan ahead of time, it shall inform Party B 10 workdays in advance for approval.

Article 7:Mode of paying interests
Party A ensures that it shall pay the interests on schedule by transfer of accounts

In case Party A does not pay the interests on time, Party B has the right to withhold the amount from the account of Party A or suspend offering the loan.

Article 8:Mode of withholding payment

Party A ensures that it shall repay the loan s the stipulated in Article 6, otherwise

Party B has the right, directly or to entrust other party, to withhold the capital and interest of the loan and relating expenses from the account of Party A.

Article 9:Amendment and termination of the contract

1. After the contract is put into force, neither party shall amend or terminate the contract arbitrarily.
2. In case Party A is not able to repay the loan through efforts when the loan becomes due, Party A may apply for a extension of repaying to Party B, one loan may only be extended once. Party A shall make a written application to Party B 20 workdays in advance, and submit a written letter of guarantee with a third Party As guarantor or mortgager who agrees to the extension. Upon the approval of Party B an extension agreement of repaying shall be signed as an appendix to the contract.
3. Shall Party A transfer the rights or obligations under the contract to a third party, a written consent shall be obtained from Party B in advance. The transferring becomes effective after the signing of a new loan contract between the transferee and Party B.
4. Shall change of systems such as of mergence, separation, contracting and transform of stock system etc. Occurs in either Party A or B, the rights or obligations under the contract shall be enjoyed or borne by the party concerned after the change.

Article 10:Guarante of loan
To the capital and interest and expenses of loan under the contract, the unit of will act as the guarantor of Party A or (and )the property offered by Shenyang Haitong House Properties Development co.,Ltd. As the mortgage.A separate contract of guarantee or (and) mortgage shall be signed as the subordinated contract.


Article 11:Within the vitality of the contract, shall change of operation mode occurs in Party A such as contracting, lease, mergence, joint-venture, separation, transformation of stock system, Party A shall inform Party B 30 days in advance. Upon the written approval of contract of system transformation from Party B, Party A may carry out the action of change.

Article 12:Principal rights and obligations of Party A and Party B

1. Party A is entitled to demand Party B to grant loan as stipulated by the contract;
2. Party A shall repay the capital and interest of the loan within the period stipulated by the contract;
3. Party A shall use the loan as stipulated and shall not transfer it for other purpose without the written approval of Party B.
4. Party A shall provide relevant schedule, statistics, financial statement, etc. Demanded by Party B;
5.   Party B is entitled to check the application of the loan;
6.   Party B is entitled to supervise capitals and operating conditions of Party
     A;
7.   Party B shall grant the loan on schedule stipulated by the contract.

Article 13:Liabilities for breach of the contract

1. In case Party A does not utilize the loan s agreed upon, Party B has the right to charge interest by a daily rate of 0.05% to the sum during the period of breach.
2. The party of the loan Party A does not repay on time is regarded as overdue loan,

     Party B has the right to charge interest by a daily rate of 0.021% during the overdue period. In case Party A is able to repay the loan but transfers the capital on purpose to avoid repaying, Party B has the right to impose joint loan sanctions, and charge interest by a daily rate of 0.05% to the sum during the overdue period
3. In case Party A arbitrarily change the system of the enterprise violating stipulations of Article 11 under the contract which results in the falling through of the obligatory right of the loan and loss of capital, Party B has the right to withhold part or all of the loan, and charge a fine of 30% of the sum borrowed.
4. In case Party A violates stipulations of Article 15 under the contract, Party B has the right to charge a fine of 30% of the sum borrowed.
5. Within the period of validity, in any one case of the following, Party B has the right to stop granting the loan, withhold the capital and interest of the loan or deal with the mortgage in advance, and to directly deduct from the account of Party A:
5.1 Party A does not use the loan to purpose stipulated, and will not correct by limited warning of Part B;
5.2 Party A submits Party B false plan, statistics and financial statement, etc;
5.3 Incase of a loan contract with a guarantee or (and ) mortgage from a third party , when the guarantor violates the contract or loses the capacity of bearing joint liability, mortgager violates mortgage agreement or the mortgage does not compensate for the capital and interest of the loan, Party a can not provide new guarantee or (and) mortgage demanded by Party B
5.4 Party A is or well be involved in major legal action or arbitration and other legal disputes;
5.5 Other actions caused by Party A which impair its paying capacity or want of paying intent.

Article 14:Settlement of disputes
The disputes aroused in the execution of the contract may be resolved through negotiations between the two parties, or a suit may be started in the local ioples court where loan bank 9of Party B) resides.

Article 15: Other issues mutually agreed upon by the two parties:

1. Before Party A pays off the capital and interest of loan, it shall not use the fixed assets coming from the loan of Party B to mortgage to a third party
2. Before Party a pays off the capital and interest of loan, it shall not provide a credit guarantee which exceeds it capacity;
3.
4.

Article 16:Any outstanding issue shall be settled according to Chinese laws, regulations and financial rules.

Article 17:The contract shall come into force upon signing of the legal representatives or their authorized agents with seal of the companies, till the completion of paying off of the capital and interest of loan under the contract.

Article 18:There are 3 original copies of the contract, Party A and Party B hold one each, the guarantor (if any) holds one. There are 2 duplicates.




The Party A:
Shenyang Haitong House Properties Development Co.,Ltd(Seal)
Legal representative(or authorizaiton agent):Li Shouzheng (Signature) December 2nd,1999





The Party B:
Construction Bank of China Shenyang Nanhu Science & Technology Development Zone Subbranch.(Seal)
Legal representative(or authorizaiton agent):Chen Fengbin (Signature) December 2nd,1999

             Loan Contract of RMB of the Construction Bank of China





Type of loan:
Code of the contract:971230-1


Borrower: Shenyang Haitong House Properties Development Co.,Ltd
Address:386,Qingnian street, Heping District
Tel: 3841118
Legal representative: Li Shouzheng
Banking institution and the account number:Construction Bank, Nanhu Subbranch 441-263027820
Fax: 3883944
Post Code: 110003




Lender: The Construction Bank of China, Zhongshan Subbranch
Address: 261,Shifu Road, Shenhe District
Tel: 27012802
Legal representative: Shen Chunyue
Fax:
Post Code:110013

Borrower (hereinafter is referred to as Party A): Shenyang Haitong House Properties Development Co.Ltd.
Lender (hereafter is referred to as Party B): The Construction Bank of China, Zhongshan Subbranch

Party A applies a loan to Party B, while Party B examines and agrees to grant the loan according to Bank loan regulations.. In accordance with relevant laws and regulations, the contract hereunder is concluded b the two parties to define rights and obligations of each party upon negotiated consultation.

Article 1:Amount of loan.
Party A borrows from Party B RMB(in words): fifteen million yuan.

Article 2:Purpose of loan
Party A will use the loan to purchase architectural decorating materials.

Article 3: Life of loan
The life of loan from December 30th, 1997 to June 29th , 1999.

Article 4: Interest rate and interest of loan
The interest of loan shall be calculated monthly at 8.58%, and be settled quarterly.

The interest of loan shall be calculated since the date when the loan is deposited at the account of Party A. During the period of vitality of the contract, the interest adjustment shall be conducted according to stipulations of the Peoples Bank.

Article 5: Plan of utilizing the loan
The plan of repaying the loan of Party A 15.0 million yuan in Decem.1997.

Article 6:Plan of repaying the loan
The plan of repaying the loan of Party A 5.0 million yuan in June 1998; 5.0 million yuan in December 1998; 5.0 million yuan in June 1999.

In case Party A repays the loan ahead of time, it shall inform Party B 10 workdays in advance for approval.

Article 7:Mode of paying interests
Party A ensures that it shall pay the interests on schedule quarterly.

In case Party A does not pay the interests on time, Party B has the right to withhold the amount from the account of Party A or suspend offering the loan.

Article 8:Mode of withholding payment

Party A ensures that it shall repay the loan s the stipulated in Article 6, otherwise

Party B has the right, directly or to entrust other party, to withhold the capital and interest of the loan and relating expenses from the account of Party A.

Article 9:Amendment and termination of the contract

 1.After the contract is put into force, neither party shall amend or terminate the contract arbitrarily.
 2.In case Party A is not able to repay the loan through efforts when the loan becomes due, Party A may apply for a extension of repaying to Party B, one loan may only be extended once. Party A shall make a written application to Party B 20 workdays in advance, and submit a written letter of guarantee with a third Party A's guarantor or mortgager who agrees to the extension. Upon the approval of Party B an extension agreement of repaying shall be signed as an appendix to the contract.
 3.Shall Party A transfer the rights or obligations under the contract to a third party, a written consent shall be obtained from Party B in advance. The transferring becomes effective after the signing of a new loan contract between the transferee and Party B.
4.Shall change of systems such as of mergence, separation, contracting and transform of stock system etc. Occurs in either Party A or B, the rights or obligations under the contract shall be enjoyed or borne by the party concerned after the change.

Article 10:Guarante of loan
To the capital and interest and expenses of loan under the contract, the unit of will act as the guarantor of Party A or (and )the property offered by Huayang Industry & Commerce (Shenyang) Group co.,Ltd. As the mortgage.A separate contract of guarantee or (and) mortgage shall be signed as the subordinated contract.


Article 11:Within the vitality of the contract, shall change of operation mode occurs in Party A such as contracting, lease, mergence, joint-venture, separation, transformation of stock system, Party A shall inform Party B 30 days in advance. Upon the written approval of contract of system transformation from Party B, Party A may carry out the action of change.

Article 12:Principal rights and obligations of Party A and Party B

1.Party A is entitled to demand Party B to grant loan as stipulated by the contract;
2.Party A shall repay the capital and interest of the loan within the period stipulated by the contract;
3.Party A shall use the loan as stipulated and shall not transfer it for other purpose without the written approval of Party B.
4.Party A shall provide relevant schedule, statistics, financial statement, etc. Demanded by Party B;
5.Party B is entitled to check the application of the loan;
6.Party B is entitled to supervise capitals and operating conditions of Party A; 7.Party B shall grant the loan on schedule stipulated by the contract.


Article 13:Liabilities for breach of the contract

1.In case Party A does not utilize the loan s agreed upon, Party B has the right to charge interest by a daily rate of 0.06% to the sum during the period of breach.
2.The party of the loan Party A does not repay on time is regarded as overdue loan , Party B has the right to charge interest by a daily rate of 0.04% during the overdue period.

In case Party A is able to repay the loan but transfers the capital on purpose to avoid repaying, Party B has the right to impose joint loan sanctions, and charge interest by a daily rate of 0.06% to the sum during the overdue period 3.In case Party A arbitrarily change the system of the enterprise violating stipulations of Article 11 under the contract which results in the falling through of the obligatory right of the loan and loss of capital, Party B has the right to withhold part or all of the loan, and charge a fine of 30% of the sum borrowed.
4.In case Party A violates stipulations of Article 15 under the contract, Party B has the right to charge a fine of 30% of the sum borrowed. 5.Within the period of validity, in any one case of the following, Party B has the right to stop granting the loan, withhold the capital and interest of the loan or deal with the mortgage in advance, and to directly deduct from the account of Party A:

5.1Party A does not use the loan to purpose stipulated,  and will not correct by limited warning of Part B;
5.2Party A submits Party B false plan, statistics and financial statement, etc; 5.3Incase of a loan contract with a guarantee or (and ) mortgage from a third party , when the guarantor violates the contract or loses the capacity of bearing joint liability, mortgager violates mortgage agreement or the mortgage does not compensate for the capital and interest of the loan, Party a can not provide new guarantee or (and) mortgage demanded by Party B
5.4Party A is or well be involved in major legal action or arbitration and other legal disputes;
5.5 Other actions caused by Party A which impair its paying capacity or want of paying intent.

Article 14:Settlement of disputes
The disputes aroused in the execution of the contract may be resolved through negotiations between the two parties, or a suit may be started in the local ioples court where loan bank 9of Party B) resides.

Article 15: Other issues mutually agreed upon by the two parties:

5. Before Party A pays off the capital and interest of loan, it shall not use the fixed assets coming from the loan of Party B to mortgage to a third party
6. Before Party a pays off the capital and interest of loan, it shall not provide a credit guarantee which exceeds it capacity;
7.
8.

Article 16:Any outstanding issue shall be settled according to Chinese laws, regulations and financial rules.

Article 17:The contract shall come into force upon signing of the legal representatives or their authorized agents with seal of the companies, till the completion of paying off of the capital and interest of loan under the contract.

Article 18:There are 5 original copies of the contract, Party A and Party B hold one each, the guarantor (if any) holds one.




The Party A:
Shenyang Haitong House Properties Development Co.,Ltd(Seal)
Legal representative(or authorizaiton agent):Li Shouzheng (Signature) December 30nd,1997





The Party B:
Construction Bank of China Shenyang Zhongshan Subbranch.(Seal)
Legal representative(or authorizaiton agent):Shen Chunyue (Signature) December 30th, 1997